Fotoball USA, Inc.
3738 Ruffin Road
San Diego, CA 92123
Tel. 619-467-9900
Fax  619-467-9947




September 1, 1996


Robert N. Weingarten
Resource One Group, Inc.
5439 Lockhurst Drive
Woodland Hills, CA 91367


Dear Bob,

As approved by the Board of Directors on August 12, 1996, the terms of the Amended and Restated Consulting Agreement ("Agreement") between Fotoball USA, Inc. and yourself and Resource One Group is hereby extended and modified.
The amount of compensation payable to you is increased to $40,000.00 per annum and the term of Agreement is extended through August 31, 1997.

IN WITNESS WHEREOF the parties hereto have executed this modification to the Agreement as of the day and year set forth above.


   FOTOBALL USA, INC.


By /s/Michael Favish
   -----------------------------------
   President & Chief Executive Officer


   RESOURCES ONE GROUP, INC.

By /s/Robert N. Weingarten
   -----------------------------------
   President

By /s/Robert N. Weingarten
   -----------------------------------
   Robert N. Weingarten